UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2020
Basic Energy Services, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-32693	54-2091194
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

801 Cherry Street, Suite 2100
Fort Worth, Texas	76102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (817) 334-4100
Not Applicable
(Former name or former address, if changed since last report.)
________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.01 per share	BASX*	The OTCQX Best Market*
* Until December 2, 2019, Basic Energy Services, Inc.’s common stock traded on the New York Stock Exchange under the symbol “BAS”. On December 3, 2019, Basic Energy Service, Inc.’s common stock began trading on the OTCQX® Best Market tier of the OTC Markets Group Inc. Deregistration under Section 12(b) of the Act became effective on March 16, 2020.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events
Basic Energy Services, Inc. (the “Company”) will be relying on the Securities and Exchange Commission’s Order under Section 36 of the Securities Exchange Act of 1934 Modifying Exemptions from the Reporting and Proxy Delivery Requirements for Public Companies dated March 25, 2020 (Release No. 34-88465) to delay filing its Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2020, that is due May 15, 2020 (“Deadline”), due to circumstances related to the novel coronavirus (COVID-19).
The Company has experienced significant disruptions to its business due to the unprecedented conditions surrounding COVID-19. In addition, on March 9, 2020, the Company entered into a Purchase Agreement for the purchase of C&J Well Services, Inc., (“CJWS”), for approximately $93.5 million. Completing the purchase integration, coupled with shelter-in-place orders and necessary furloughs of employees have delayed Basic’s ability to complete the Quarterly Report by the Deadline.
Also, as a result of large-scale travel bans and restrictions, border closures, quarantines, and shelter-in-place orders due to COVID-19, there has been a significant decrease in demand for oil, resulting in decreases in the price of West Texas Intermediate Crude Oil, which is a significant economic driver of our business. Based on decreased demand and low oil prices, the Company determined that an impairment triggering event has occurred which will require an interim quantitative impairment assessment of the Company’s long-lived assets and goodwill. The Company expects to incur long-lived asset and goodwill impairment charges on certain segments of our business in the first quarter of 2020. Accordingly, in reliance upon the Order, Basic expects to file the Quarterly Report no later than 45 days after the Deadline.
Basic is supplementing its risk factors previously disclosed in Basic’s annual report on Form 10-K for the year ended December 31, 2019 with the following risk factor:
The ongoing spread of the COVID-19 or novel coronavirus has and will continue to adversely affect our business and financial condition.
Our business will continue to be adversely affected by the coronavirus 2019 (“COVID-19”) pandemic. It is impossible to predict the effect of the continued spread, as the coronavirus outbreak is still evolving, and much of its international and domestic impact remains unknown. In an effort to contain and mitigate the spread of COVID-19, many countries have imposed restrictions, including large-scale travel bans, border closures, quarantines, shelter-in-place orders and business and government shutdowns. As our customers, commodity markets and the U.S. and global economies have been negatively impacted by the pandemic, we may continue to experience lower demand for our services. Oil and natural gas prices are expected to continue to be volatile as a result of these events and the ongoing COVID-19 outbreak, and as changes in oil and natural gas inventories, industry demand and economic performance are reported. We cannot predict when prices will improve and stabilize or how long the pandemic will last or the time it will take for economic activity to return to prior levels.
Should COVID-19 continue to spread globally or within the U.S., and should the suggested and mandated social quarantining and work from home orders continue, our business, financial condition and results of operations could be materially and adversely impacted. Basic will continue to monitor the COVID-19 situation and the volatility in oil prices closely, and will follow health and safety guidelines as they evolve.
Cautionary Note Regarding Forward-Looking Statements
Many of the statements included or incorporated in this Current Report on Form 8-K constitute “forward-looking statements.” In particular, they include statements relating to future actions, strategies, future operating and financial performance, and Basic’s future financial results. These forward-looking statements are based on current expectations and projections about future events. Readers are cautioned that forward-looking statements are not guarantees of future operating and financial performance or results and involve substantial risks and uncertainties that cannot be predicted or quantified, and, consequently, the actual performance of Basic may differ materially from those expressed or implied by such forward-looking statements. These risks and uncertainties include, without limitation, Basic’s ability to successfully execute, manage and integrate acquisitions, including the recent acquisition of C&J, reductions in our customers’ capital budgets, our own capital budget, limitations on the availability of capital or higher costs of capital, volatility in commodity prices for crude oil, including the recent significant decline in oil prices, and natural gas, local and global impacts of the COVID-19 virus, and the negative impacts of the delisting of Basic’s common stock from the NYSE. Additional risks and uncertainties include, but are not limited to, factors described from time to time in Basic’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission (including the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained therein).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Basic Energy Services, Inc.

Date: May 14, 2020	By:	/s/ David S. Schorlemer
	Name:	David S. Schorlemer
	Title:	Senior Vice President, Chief Financial Officer,
Treasurer and Secretary (Principal Financial
Officer and Principal Accounting Officer)